Supplement dated May 22, 2023 to the Updating Summary Prospectus and Statutory Prospectus dated May 1, 2023 for the Pacific Select Variable Annuity II contracts issued by Pacific Life Insurance Company

The purpose of this supplement is to update certain underlying fund information. This supplement must be preceded or accompanied by the Updating Summary Prospectus, or Statutory Prospectus (collectively, the "Prospectus") for your Contract, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company, as applicable; "you" or "your" refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448 or online at PacificLife.com/Prospectuses. Please retain this supplement for future reference.

In the Statutory Prospectus and Updating Summary Prospectus:

Item 2 in the table that reflects the minimum and maximum Investment Options (Fund fees and expenses) in the IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT (Ongoing Fees and Expenses (annual charges)) section is deleted and replaced with the following:

ANNUAL FEES	MINIMUM	MAXIMUM
2. Investment Options (Fund fees and expenses)	0.28%[2]	1.14%[2]

In the Statutory Prospectus:

The table showing the minimum and maximum total annual operating expenses in the Annual Fund Operating Expenses section is deleted and replaced with the following:

	Minimum	Maximum
Expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.	0.28%	1.14%

Form No. PSVA20523